Exhibit 10.1

FIRST AMENDMENT TO
EMPLOYMENT AGREEMENT

This First Amendment (the “Amendment”) to that certain Employment Agreement dated May 14, 2021 (the “Original Agreement”), by ATI Physical Therapy, Inc. (f/k/a Fortress Value Acquisition Corp. II (the “Company”), and Augustus Oakes (“Employee”), is made by the parties to be effective as of June 20, 2022 (the “Amendment Date”). The term “Agreement” shall mean the Original Agreement, as modified by this Amendment, and all other capitalized terms used but not otherwise defined herein shall have the meanings given them in the Original Agreement.

WHEREAS, the parties desire to amend the Original Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, in consideration of the promises and agreements set forth herein, and for other good and valuable considerations, the parties agree as follows:

1.          Annual Incentive Compensation Program. Commencing on the Amendment Date, Employee’s Target Bonus percentage under Section 5.2 of the Agreement shall be increased from 50% to 75% of base compensation at target level of achievement.

2.          No Other Changes. Except as expressly modified hereby, all other terms and conditions of the Original Agreement remain unchanged and in full force and effect and shall govern and apply to all matters contemplated by this Amendment.

3.          Counterparts and Facsimile/PDF Signatures. This Amendment may be executed simultaneously in two or more counterparts, anyone of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement. The parties hereto agree that facsimile transmission or PDF of original signatures shall constitute and be accepted as original signatures.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed, or caused their duly authorized representatives to execute, this Amendment to be effective as of the Amendment Date.

ATI Physical Therapy, Inc.

By	/s/ Sharon Vitti
Name:	Sharon Vitti
Title:	CEO

EMPLOYEE

/s/ Augustus Oakes
Augustus Oakes

[Signature Page to First Amendment to Employment Agreement]